                                                                   Exhibit 5(a)

                                                      For Broker/Dealer Use Only
PRUDENTIAL/SM/ PREMIER VARIABLE                      Networking No.

ANNUITY SERIES APPLICATION FORM                      Annuity No. (If established)
Annuities are issued by Pruco Life Insurance Company
Not for use in NY.

 Variable Annuity                                    Overnight Service,
 Customer Service          Regular Mail Delivery     Certified or
 Financial Professionals:  Prudential Annuity
 1-888-778-5471            Service Center            Registered Mail Delivery
 Prudential Agents:                                  Prudential Annuity
 1-800-843-4124            P.O. Box 7960             Service Center
 8:00AM-7:00PM ET,
 Monday-Thursday           Philadelphia, PA 19176    2101 Welsh Road
 8:00AM-6:00PM ET, Friday                            Dresher, PA 19025

 www.prudential.com

================================================================================

PRODUCT                                       [_] B SERIES           [_] L SERIES           [_] X SERIES
(A product must be selected)
                                              Prudential/SM/ is a servicemark owned by The Prudential Insurance Company of America and is used under license by its affiliates, including Pruco Life Insurance Company.

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                                              1. OWNERSHIP INFORMATION

                                              A. Type of Ownership

                                              [_] Individual    [_] Corporation    [_] Custodian    [_] UTMA/UGMA    [_] Other

If the Owner is a Trust,     (right triangle) Trust:    [_] Grantor    [_] Revocable    [_] Irrevocable    Trust Date
check appropriate box and                                                                                 (Month / Day / Year)
provide Trust date.

                                              If the Owner is a Trust, Corporation or Partnership, check one of the three boxes below.

                                              [_] Tax-exempt entity as described under sections 501 or 401(a) of the Internal
                                              Revenue Code

                                              [_] Trust acting as agent for an individual under IRS Code 72(u)

If checked, a
Certificate of Entity
Form must be completed       (right triangle) [_] Other (Please specify)
and returned with this
application. We will pro-                     Please supply the name, Social Security Number and Date of Birth for all authorized
vide annual tax reporting                     individuals in Section 6 of this Application.
for the increasing value of                   B. Owner
the Annuity.                                  [_] Mr.         [_] Mrs.         [_] Ms.

For an UTMA/UGMA
use: Name of Custodian
C/F Name of Minor, State     (right triangle) Name (First, Middle, Last Name)
UTMA, e.g., "John Doe C/F                     Social Security/Tax I.D. Number           Date of Birth               Gender
John Doe, Jr., CT UTMA."
Provide the Minor's Social                                                [_] M  [_] F
Security Number.                                                                     (Month / Day / Year)

If Owner is a Non-Resident   (right triangle) [_] U.S. Citizen            [_] Resident Alien            [_] Non-Resident Alien
Alien, submit IRS Form W-                                              Citizen of____________        Citizen of
8 (BEN, ECI, EXP or IMY).                     Address

                                              Street Address

                                              City                                         State         ZIP Code
                                              Telephone Number

[_] B SERIES           [_] L SERIES           [_] X SERIES

Prudential/SM/ is a servicemark owned by The Prudential Insurance Company of America and is used under license by its affiliates, including Pruco Life Insurance Company.

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1. OWNERSHIP INFORMATION

A. Type of Ownership

[_] Individual    [_] Corporation    [_] Custodian    [_] UTMA/UGMA    [_] Other

Trust:    [_] Grantor    [_] Revocable    [_] Irrevocable    Trust Date
                                                            (Month / Day / Year)


If the Owner is a Trust, Corporation or Partnership, check one of the three boxes below.

[_] Tax-exempt entity as described under sections 501 or 401(a) of the Internal
Revenue Code

[_] Trust acting as agent for an individual under IRS Code 72(u)



[_] Other (Please specify)

Please supply the name, Social Security Number and Date of Birth for all authorized individuals in Section 6 of this Application.
B. Owner
[_] Mr.         [_] Mrs.         [_] Ms.



Name (First, Middle, Last Name)
Social Security/Tax I.D. Number           Date of Birth               Gender

                            [_] M  [_] F
                                       (Month / Day / Year)

[_] U.S. Citizen            [_] Resident Alien            [_] Non-Resident Alien
                         Citizen of____________        Citizen of
Address

Street Address

City                                         State         ZIP Code
Telephone Number

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
                                           1. OWNERSHIP INFORMATION continued

Not available for Trust   (right triangle) C. Co-Owner
or Corporate Owned
Annuities or Qualified                     [_] Check here to designate the Co-Owners as each other's Primary Beneficiary.
Annuities.
                                           [_] Mr.          [_] Mrs.          [_] Ms.
                                           Name (First, Middle, Last Name)

                                           Relationship to Owner

                                           Social Security/Tax I.D. Number            Date of Birth              Gender
                                                             [_] M    [_] F
                                                                                   (Month / Day / Year)

If Co-Owner is a Non-     (right triangle) [_] U.S. Citizen                [_] Resident Alien              [_] Non-Resident Alien
Resident Alien, submit                                                  Citizen of         Citizen of
IRS Form W-8 (BEN,
ECI, EXP or IMY).                          Address

                                           Street Address

Leave address blank if it (right triangle) City                                        State      ZIP Code
is the same as the                                    -
Owner.
                                           Telephone Number

Complete this section     (right triangle) D. Annuitant
only if the Annuitant is
not the Owner. Do not                      [_] Mr.          [_] Mrs.          [_] Ms.
use for IRAs.

For an UTMA/UGMA,         (right triangle) Name (First, Middle, Last Name)
enter the Minor's
information here.                          Social Security/Tax I.D. Number            Date of Birth              Gender
                                                             [_] M    [_] F
                                                                                   (Month / Day / Year)

If Annuitant is a Non-    (right triangle) [_] U.S. Citizen                [_] Resident Alien              [_] Non-Resident Alien
Resident Alien, submit                                                  Citizen of        Citizen of
IRS Form W-8 (BEN,
ECI, EXP or IMY).                          Address

                                           Street Address

                                           City                                      State       ZIP Code
                                                      -

                                           Telephone Number

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
                                           2. BENEFICIARY INFORMATION

Indicate classifications  (right triangle) A. Beneficiary
of each Beneficiary.
Percentage of benefit for                  If the Co-Owners have been chosen as each other's Primary Beneficiary, then only
all Primary                                Contingent Beneficiaries may be
Beneficiaries must total
100%.                                      [_] Primary          [_] Contingent          Percentage of Benefit

Percentage of benefit for
all Contingent                             Name (First, Middle, Last Name)
Beneficiaries must total
100%.                                      Relationship to Owner

Use Section 6 of this                      Social Security/Tax I.D. Number            Date of Birth               Gender
Application to list addi-                                    [_] M    [_] F
tional Beneficiaries. All                                                          (Month / Day / Year)
required information
must be supplied.                          If Beneficiary is a non-natural person, please indicate:

.. For Custodial IRA                        [_] Corporation      [_] Charity      [_] Revocable Trust      [_] Irrevocable Trust
accounts, the Custodian
must be listed as the                      Trust Date
Beneficiary.                                           (Month / Day / Year)

.. For Qualified accounts                   B. Beneficiary
(Profit Sharing Plan,
401(k), etc.) other than                   [_] Primary          [_] Contingent          Percentage of Benefit
an IRA or SEP/IRA, the
Plan must be listed as                     Name (First, Middle, Last Name)
the Beneficiary.
                                           Relationship to Owner
.. On an UTMA or
UGMA account, the                          Social Security/Tax I.D. Number            Date of Birth               Gender
Minor's estate must be                                       [_] M    [_] F
the sole Primary                                                                     (Month / Day / Year)
Beneficiary. A
Contingent Beneficiary                     C. Beneficiary
is not allowed on an
UTMA or UGMA.                              [_] Primary          [_] Contingent          Percentage of Benefit

                                           Name (First, Middle, Last Name)

                                           Relationship to Owner

                                           Social Security/Tax I.D. Number            Date of Birth               Gender
                                                             [_] M    [_] F
                                                                                     (Month / Day / Year)

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
                                           3. ANNUITY INFORMATION

Required                                   A. Existing Annuity or Life Insurance Coverage

                                           1. Do you have any existing Annuity or Life Insurance Contracts?
If yes, a State           (right triangle)
Replacement Form is                        [_] Yes     [_] No
required for NAIC model
regulation states.                         2. Will the Annuity being applied for replace (in whole or in part) one or more existing Annuity or Life Insurance Contracts? If yes, complete the following and submit a State Replacement Form, if required.


                                           [_] Yes     [_] No

Use Section 6 of this     (right triangle) Company Name
Application to specify
additional coverage.                       Policy or Annuity Number                               Year Issued

Required                                   B. Purchase Payment

Purchase Payment          (right triangle) [_] Purchase Payment enclosed with Application Form. $____,______,______.
amounts may be restricted                  [_] This Annuity will be funded by a 1035 Exchange, a Tax Qualified
by Pruco Life; please see                  Transfer/Rollover, a CD
your Prospectus.                              Transfer or Mutual Fund Redemption.
                                           Estimated Purchase Payment amount $____,______,______,

                                           Source of Funds

                                           [_] Non-Qualified          [_] Non-Qualified 1035 Exchange          [_] IRA Rollover

                                           [_] IRA Transfer            [_] Direct Rollover                      [_] Other

                                           C. Type of Plan Being Requested

                                           [_] Non-Qualified     Qualified IRAs:  [_] IRA  [_] Roth IRA  [_] SEP/IRA  [_] Roth
                                           Conversion
                                                                             New Roth or IRA contribution for tax year
                                                               Qualified Plans:  [_] 403(b)  [_] 401

                                           D. Annuity Commencement Date

                                           If the Annuity Date is not specified, it will be the first day of the month following the Annuitant's 95th birthday.

                                           Date
                                              (Month / Day / Year)

                                           Except in Florida an Annuity Date may not be chosen that occurs within 3 years of the Annuity Issue Date. In Florida an Annuity Date may not be chosen within 1 year of the Annuity Issue Date.

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
Riders may not be          (right triangle) 3. ANNUITY INFORMATION continued
available in all states or
may vary. If elected,                       E. Optional Riders
additional charges, age                                                              2. Death Benefits (ONLY ONE may be chosen.)
and investment                              1. Living Benefits (ONLY ONE may be
restrictions may apply.                     chosen.)                                 [_] Highest Daily Value (HDV)/3/
Please see the                                                                       [_] Combination 5% Roll-up and Highest
Prospectus for details.                     [_] Lifetime Five/1/                     Anniversary Value/3/
                                            [_] Lifetime Five with Automatic
                                            Step-up/1/
                                            [_] Spousal Lifetime Five/2/
                                            [_] Spousal Lifetime Five with
                                            Automatic Step-up/2/

                                            [_] Guaranteed Minimum Income Benefit
                                            (GMIB)/4/
                                            /1/  Available for Annuities with a single natural Owner and single Annuitant who is the same as the Owner, or for Annuities with a non-natural Owner with a single Annuitant only.
                                            /2/  Available for Annuities with co-Owners who are each other's Spouse, each other's primary Beneficiary,
                                               and the Designated Lives, or for Annuities with a single Owner and a single primary Beneficiary who is the Owner's Spouse and a Designated Life. Also, the
                                               Annuitant must be an Owner. Cannot be elected
                                               with any other Optional Living or Death Benefit.
                                            /3/  Death Benefits can only be elected at issue and cannot be terminated once elected, except on the L Series which provides for additional flexibility in election or termination of Death Benefits. Please see the Prospectus for details.
                                            /4/  GMIB may only be selected at issue of a new contract and once elected cannot be terminated.

                                            F. Investment Selection

                                            An Allocation Instruction Form must be completed and submitted with this
                                            Application.

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

                     4. OPTIONAL ADMINISTRATIVE PROGRAMS

                     The following optional programs are
                     available:

                     To enroll in any of these programs, check the appropriate boxes and submit the Optional Administrative
                     Program Form or Enhanced Dollar Cost
                     Averaging Enrollment Form.

                     [_] Dollar Cost Averaging
                     (DCA)  [_] Automatic
                     Rebalancing  [_] Enhanced Dollar Cost
                     Averaging (EDCA)

                     [_] To enroll in Systematic Withdrawals, check here and submit the Systematic
                     Withdrawal Enrollment Form.

                     [_] To enroll in Systematic Investment,
                     check here and submit the Systematic
                     Investment Enrollment Form.

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
                                          5. FINANCIAL PROFESSIONAL AUTHORIZATION

                                          DO YOU AUTHORIZE your Financial
                                          Professional to perform any of the
                                          designated activities below?

If not checked we will   (right triangle) [_] Yes          [_] No
assume that your
answers are "Yes" to
Receive Account
Information and
Perform Account
Maintenance, and "No"                     Please indicate the designated activities
to Provide Investment /                   you would like your Financial
Allocation Instructions.                  Professional to have.
For definitions, see                      [_] Receive Account Information  [_]
Definitions and                           Perform Account Maintenance  [_] Provide
Disclosures.                              Investment/Allocation Instructions

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
If needed for:           (right triangle) 6. ADDITIONAL INFORMATION
..  Annuity Replacement
..  Beneficiaries
..  Contingent Annuitant
..  Co-Owner
..  Entity Authorized
  Individuals
..  Special Instructions
                                          -------------------------------------------------------------------------------------
                                          7. NOTICES

                                          A. State Notices

                                          FOR ANY ANNUITY ISSUED UNDER A GROUP CONTRACT: The Owner of the group contract is the Pruco Life Insurance Trust, an out-of-state, discretionary trust under the regulation of Iowa law.

                                          ARIZONA: Upon written request an insurer is required to provide, within a reasonable time, factual information regarding the benefits and provisions of the annuity contract to the contract owner.

                                          If for any reason you are not satisfied with this contract, you may return it to us within 10 days (or 30 days for applicants 65 or older) of the date you receive it.
                                          All you have to do is take it or mail it to one of our offices or to the representative who sold it to you, and it will be canceled from the beginning. If this is not a variable contract, any monies paid will be returned promptly. If this is a variable contract, any monies paid will be returned promptly after being adjusted according to state law.

                                          COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

                                          CONNECTICUT: Any person who knowingly gives false or deceptive information when completing this form for the purpose of defrauding the company may be guilty of insurance fraud. This is to be determined by a court of competent jurisdiction.

                                          FLORIDA: Any person who knowingly and with intent to injure, defraud or deceive any insurer, files a statement of claim or an application containing any false, incomplete or misleading information is guilty of a felony of the third degree.

                                          MINNESOTA: This policy or contract is not protected by the Minnesota Life and Health
                                          Insurance Guarantee Association or the Minnesota Insurance Guarantee Association. In
                                          the case of insolvency, payment of claims is not guaranteed. Only the assets of the insurer will be available to pay your claim.

                                          NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

                                          NEW MEXICO: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

North Carolina residents (right triangle) NORTH CAROLINA:
must respond to these                     1. Did you receive a prospectus for this Annuity? [_] Yes  [_] No
questions.                                2. Do you believe the Annuity meets your financial objectives and anticipated future financial needs? [_] Yes  [_] No

                                          OKLAHOMA: WARNING -- Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

                                          PENNSYLVANIA and KANSAS: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

                                          VIRGINIA: It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company.
                                          Penalties include imprisonment, fines, and denial of insurance benefits.

                                          ALL OTHER STATES: Any person who knowingly gives false or deceptive information when completing this form for the purpose of defrauding the company may be guilty of insurance fraud.

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
                                          8. SIGNATURES

                                          A. Agreement

For individual applicant (right triangle) I represent to the best of my knowledge and belief that the statements made in this
continue to number 2                      application are true and complete; I have received a copy of the current applicable
below.                                    prospectuses for the variable Annuity (which includes summary descriptions of the underlying investment options) and I understand that:

                                          1. For entity owned Applications: In addition to the statements below, the entity's authorized individuals further certify that:

For Entity Owned         (right triangle) A)  Authorized individuals are signing on behalf of the entity purchasing this
Application, check                           Annuity and are authorized and empowered by the entity to [_] independently or
appropriate box.                             [_] collectively enter into contracts and financial transactions including but not limited to the purchase of this Annuity, make any subsequent withdrawals or surrenders and to exercise all ownership rights under the Annuity in the entity's name; and

                                          B) That the entity is duly organized and existing and in compliance with all laws and regulations; and

                                          C) The entity will notify Pruco Life in writing of a change in or revocations of authorized individuals to act with respect to the Annuity and any changes in the entity's status which would cause any of the statements in this application to be incorrect or incomplete; and

                                          D)  Authorized individuals understand that the Annuity may be subject to tax treatment different from that of individually owned tax-deferred Annuities, that as a result the increases in the Annuity value during any Annuity year may be treated as ordinary income received and accrued by the Annuity Owner during that year end, if the entity deemed it necessary, it has consulted an independent tax and/or legal advisor for more information; and

                                          E) The authorized individuals and the entity agree to indemnify Pruco Life, its affiliates and representatives for any and all damages, losses, claims, causes of action or other liability of any kind that may be asserted now or in the future arising out of or related to any acts or omissions taken by Pruco Life upon my instructions and in reliance upon our representations to Pruco Life in connection with the Annuity owned by the entity.

                                             If not previously specified that each authorized individual may act independently, we will require all authorized individuals' signatures to process transactions on the Annuity. If additional space is required for the names and signatures of authorized individuals, please attach a separate page.

Pruco Life reserves the  (right triangle) 2. I understand that if I have purchased another Non-Qualified Annuity from Pruco
right to require                             Life or an affiliated company this calendar year that they will be considered as
additional corporate                         one Annuity for tax purposes.
documents.
                                          Annuity payments, benefits or surrender values, when based on the investment experience of the separate account investment options, are variable and not guaranteed as to a dollar amount;

                                          This variable Annuity is suitable for my investment time horizon,goals and objectives and financial situation and needs;

                                          [_]Check here to request a Statement of Additional Information.

                                          Owner's Tax Certification (Substitute W-9)

                                          Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status.

                                          [_]I have been notified by the Internal Revenue Service that I am subject to backup withholding due
                                              to underreporting of interest or dividends.

For definitions, see     (right triangle) The Internal Revenue Service does not require your consent to any provision of this
Definitions and                           document other than the certifications required to avoid backup withholding.
Disclosures.

Required                                  State where signed:     (Required. If application is signed in a State other than
                                          the Owner's State of Residence, a Contract Situs Form may be required.)

Sign Here                                 Owner:           X____________________________      Date:
                                                                                                    (Month / Day / Year)

Sign Here                                 Co-Owner:        X____________________________      Date:
                                                                                                    (Month / Day / Year)

Sign Here                                 Annuitant:         X____________________________      Date:
                                          (If different                                                (Month / Day / Year)
                                          from Owner)

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
                                           9. FINANCIAL PROFESSIONAL INFORMATION

                                           A. Financial Professional

                                           Financial Professional Name (First, Middle, Last Name)

                                           Financial Professional ID Number

                                           Telephone Number             e-mail

                                           ID/Florida License Number (If Applicable)
                                                                                   Percent

                                           B. Financial Professional

                                           Financial Professional Name (First, Middle, Last Name)

                                           Financial Professional ID Number

                                           Telephone Number             e-mail

                                           ID/Florida License Number (If Applicable)
                                                                                   Percent

                                           C. Broker/Dealer

                                           Broker/Dealer Name

Required                                   D. Required Questions

                                           1. Do you have any reason to believe that this applicant has any existing annuity or life insurance coverage?
                                           [_] Yes    [_] No

                                           2. Do you have any reason to believe that the annuity applied for is to replace existing annuity or life insurance contracts?
                                           [_] Yes    [_] No

                                           Financial Professional (FP) Statement

                                           I am authorized and/or appointed to sell this Variable Annuity. I have fully discussed and explained the Variable Annuity features and charges to the Owner, including restrictions. I believe this Variable Annuity is suitable given the
                                           Owner's investment time horizon, goals and objectives. I represent that: a) I have delivered current applicable prospectuses and any supplements for the variable
                                           Annuity (which includes summary descriptions of the underlying investment options);
                                           b) have used only current Pruco Life approved sales material; and 3) have left copies of the following sales material with the applicant:

                                           [_] Brochure          [_] Optional Benefits Brochure      [_] Special Rate Brochure
Copies of any             (right triangle) [_] Illustrations        [_] Other company approved material
Illustrations used must                    I acknowledge that Pruco Life will rely on this statement.
accompany the application
Sign Here                                  FP Signature:  X____________________________________________  Date:
                                                                                                             (Month / Day /
                                           Year)

Sign Here                                  FP Signature:  X____________________________________________  Date:
                                                                                                             (Month / Day /
                                           Year)

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
     Please Select For Financial Professional Use Only. Please contact your home office with any questions.
                   [_] Option A  [_] Option B   [_] Option C  [_] Option D

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DEFINITIONS AND DISCLOSURES

The following notices, definitions and disclosures are appended to and become a part of this Application. You are advised to consult the prospectus of Annuity for explanations of any of the terms used, or contact Pruco Life with any questions.

AUTHORIZATION

In Section 5, you may grant or deny your Financial Professional access to your Annuity Account Information and give that person the ability to perform the activities you have selected.

Neither Pruco Life nor any person authorized by Pruco Life will be responsible for, and agree to indemnify and hold Pruco Life harmless from and against, any claim, loss, taxes, penalties or any other liability or damages in connection with, or arising out of, any act or omission if we acted on an authorized individual's instructions in good faith and in reliance on this Authorization.

The designated activities are defined as follows:

1. RECEIVE ACCOUNT INFORMATION - "Account Information" includes all current and historical financial and non-financial information regarding your Annuity including, but not limited to, your Account Value, Surrender Value, Free Withdrawal Amount, and Owner, Annuitant, Beneficiary Designation, and Address-of-Record.

2. PERFORM ACCOUNT MAINTENANCE - "Account Maintenance" is currently limited to the following: changes to the Address-of-Record for the Owner(s), termination of a Systematic Investment program and termination of a Systematic Withdrawal program. Additional maintenance activities may be available in the future.

3. PROVIDE INVESTMENT/ALLOCATION INSTRUCTIONS - "Investment/Allocation Instructions" includes all activities which affect the investment of your Account Value in the Sub-Accounts available (consult your current prospectus). These activities include transfers between Sub-Accounts; changes in Standing Allocation instructions for additional Purchase Payments; initiating, terminating or making changes to allocation instructions, where applicable, for Optional Programs such as Systematic Withdrawals, Automatic Rebalancing, Dollar Cost Averaging and Fixed Option renewal.

This authorization may be revoked by calling 1-800-752-6342. Proper identification of the caller will be required to revoke this authorization.
Note: This section cannot be used for Third Party Investment Advisor authorizations.

BENEFICIARIES

..   The Owner reserves the right to change the Beneficiary unless the Owner notifies Pruco Life In Writing that the Beneficiary designation is irrevocable.

..   If an Attorney-in-Fact signs the enrollment, the Attorney-in-Fact may only be designated as a Beneficiary if the Power-of-Attorney instrument and the relevant state law permit it.

CHARITABLE TRUSTS

Charitable trusts are not eligible for "tax-free" exchanges under Internal Revenue Code Section 1035. Charitable Trusts are generally exempt from income tax, so in many instances there will be no tax consequences associated with this transaction. However, certain types of trusts (particularly "Net Income Charitable Remainder Unitrust" with "make up" provisions or "NIMCRUTS") may contain provisions which could trigger adverse tax consequences as a result of this transaction. Consult your tax advisor to determine if the transfer, assignment and surrender of the trust will cause adverse tax consequences for the charitable trust or its Beneficiaries.

DEATH BENEFIT

Death benefit proceeds are payable in equal shares to the surviving Beneficiaries in the appropriate Beneficiary class unless you request otherwise.

The death benefit under Pruco Life Annuities becomes payable to the designated Beneficiary (eg.) upon first death of any Owner. For Entity-Owned Annuities, the death benefit is paid upon the death of the Annuitant unless a Contingent Annuitant has been named.

IRS CODE 72(u)

Section of the Internal Revenue Code that provides that if an Annuity contract is owned by an entity which is not a natural person, then that contract is generally not eligible for the benefit of tax deferral afforded to Annuity contracts and must include the increase in value in contract in income on an annual basis. An exemption is provided for an Annuity contract held by a trust or other entity which holds the Annuity contract as an agent for a natural person.

IRS CODE 501

Section of the Internal Revenue Code that generally exempts certain corporations and trusts from Federal income tax. This exemption covers charitable organizations.

OWNER OF ANNUITY

The term "Owner" may be referred to as "Participant" in your Annuity. In these forms, for simplicity, the Participant is referred to as Owner.

WITHHOLDING STATEMENT

Federal and some state laws require that Pruco Life withhold income tax from certain cash distributions, unless the recipient requests that we not withhold. You may not opt out of withholding unless you have provided Pruco Life with a U.S. residence address and a Social Security Number/Taxpayer Identification Number.

If you request a distribution that is subject to withholding and do not inform us in writing NOT to withhold Federal Income Tax before the date payment must be made, the legal requirements are for us to withhold tax from such payment.

If you elect not to have tax withheld from a distribution or if the amount of Federal Income Tax withheld is insufficient, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding estimated tax payments are not sufficient. For this purpose you may wish to consult with your tax advisor.

Some states have enacted State tax withholding. Generally, however, an election out of Federal withholding is an election out of State withholding.

PRUVAA (5/06)
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